Note 8 - Credit Agreement	3 Months Ended
Mar. 31, 2021
Notes
Note 8 - Credit Agreement

Note 8 – Credit Agreement

Effective September 11, 2009, the Company entered into a credit facility with Wells Fargo Preferred Capital, Inc. As amended to date, the credit agreement provides for borrowings and reborrrowings of up to $230.0 million, subject to certain limitations, and all borrowings are secured by the finance receivables of the Company. Available borrowings under the credit agreement were $150.9 million and $111.1 million at March 31, 2021 and December 31, 2020, at an interest rate of 3.50% for both periods. Outstanding borrowings on the credit line were $79.2 million and $118.9 million at March 31, 2021 and December 31, 2020, respectively. The credit agreement contains covenants customary for financing transactions of this type. At March 31, 2021, the Company believes it was in compliance with all covenants. The credit agreement has a commitment termination date of February 28, 2022.